[LETTERHEAD OF SCHERING CORPORATION]


                                                           June 23, 1999

Mr. Randall E. Woods
President and Chief Executive Officer
Corvas International, Inc.
3030 Science Park Road
San Diego, California 92121

RE:      Factor Xa Research Programs

Dear Mr. Woods:

         This "Letter of Agreement" is in reference to the Agreement by and between Corvas International, Inc. ("Corvas") and Schering Corporation and Schering-Plough Ltd. (collectively "Schering"), effective as of December 14, 1994, as amended (the "Agreement").
         The current term of the Research Program will expire on September 14, 1999, unless extended by the parties pursuant to the Letter of Agreement dated December 15, 1998. This is to confirm the parties' agreement to extend until August 15, 1999 the deadline for notification of extension of the term of the Factor Xa Research Program.
         Please confirm Corvas' agreement to the provisions set forth in this Letter of Agreement by signing below on behalf of Corvas and returning one signed original to Schering.

                  Very truly yours,



                                  LEGAL REVIEW                      LEGAL REVIEW
                  SCHERING CORPORATION               SCHERING -PLOUGH LTD.


                  /s/ DAVID POORVIN, PH.D.           /s/ DAVID POORVIN, PH.D.
                  ---------------------------        ---------------------------
                  David Poorvin, Ph.D.               David Poorvin, Ph.D.
                  Vice President                     Prokurist



Acknowledged and Agreed to CORVAS INTERNATIONAL, INC.

By:  /s/ RANDALL E. WOODS
   ----------------------
Date:  June 24, 1999
     --------------------


cc:      Corporate Secretary, Corvas International
         Cooley Godward LLP
         Cecil B. Pickett, Ph.D.
         Ashit Ganguly, Ph.D.
         Richard Chipkin, Ph.D.